Financial Risk Management	12 Months Ended
Dec. 31, 2021
Investments accounted for using equity method [abstract]
Financial Risk Management
48	Financial risk management
The Group’s activities expose it to a variety of financial risks: market risk (including foreign currency risk, interest rate risk, fuel price risk and equity price risk), credit risk and liquidity risk. The Group’s overall risk management program focuses on the unpredictability of financial markets and seeks to minimise potential adverse effects on the Group’s financial performance. The Group uses derivative financial instruments to manage risk exposures whenever management considers necessary.
Risk management is carried out by a central treasury department (the “Group Treasury”) under policies approved by the Board. The Group Treasury identifies, evaluates and hedges financial risks in close cooperation with the Group’s operating units. The overall risk management strategies, as well as written policies covering specific areas such as foreign currency risk, interest rate risk, credit risk, use of derivative financial instruments and non-derivative
financial instruments, were approved by the Board.

48.1	Financial risk factors

(a)	Market risk

(i)	Foreign exchange risk
The Group operates its business in many countries and territories. The Group generates its revenue in different currencies, and the amount of its foreign currency liabilities at the end of the period is much higher than that of its foreign currency assets. The Group’s major liability items (mainly resulting from purchases of aircraft) are mainly priced and settled in foreign currencies, primarily USD. The Group is exposed to currency risks from fluctuations in various foreign currency exchange rates against RMB.
The RMB is not freely convertible into other currencies, however, under Mainland China’s Foreign Exchange Control Regulations and Administration of Settlement, Sale and Payment of Foreign Exchange Regulations, the Group is permitted to exchange RMB for other currencies through banks authorised to conduct foreign exchange business.
In addition, fluctuations in foreign currency exchange rates will affect the Group’s future costs for purchases of aircraft, flight equipment and aviation fuel, and take-off
and landing charges in foreign airports.
The following tables detail the Group’s exposure to major currency risk at the reporting date:

	2021
	USD	EUR	SGD	JPY
	RMB million	RMB million	RMB million	RMB million
Trade receivables	11	5	—	3
Cash and cash equivalents	96	7	28	5
Other receivables	32	—	1	11
Other non-current assets	1,428	—	—	—
Trade and other payables	(118)	(12)	—	—
Lease liabilities	(30,710)	(10)	(6)	(67)
Borrowings	(13)	(1,957)	(2,371)	—

	2020
	USD	EUR	SGD	JPY
	RMB million	RMB million	RMB million	RMB million
Trade receivables	10	2	—	2
Cash and cash equivalents	968	4	3	3
Other receivables	115	3	1	12
Other non-current assets	150	—	—	—
Trade and other payables	(108)	(1)	—	—
Lease liabilities	(36,267)	(8)	(85)	(142)
Borrowings	(375)	(2,664)	(2,466)	(3,162)

The following tables indicate the approximate change in the Group’s consolidated statement of profit or loss and other comprehensive income in response to a 1% appreciation or depreciation of the RMB against the following major currencies at the reporting date:

	2021			2020
	Effect on profit or loss		Effect on other comprehensive income	Effect on profit or loss		Effect on other comprehensive income
	RMB million		RMB million	RMB million		RMB million
If RMB (weakens)/strengthens against USD	(222	)/ 222	—	(266	)/266	—
If RMB (weakens)/strengthens Against JPY	(0.36	)/0.36	—	(25	)/25	—
If RMB (weakens)/strengthens Against EUR	(15	)/15	—	(20	)/20	—
If RMB (weakens)/strengthens against SGD	(18	)/18	—	(19	)/19	—

(ii)	Interest rate risk
The Group’s interest rate risk primarily arises from borrowings and lease liabilities. Borrowings issued at variable rates expose the Group to cash flow interest rate risk. Borrowings and finance leases issued at fixed rates expose the Group to fair value interest rate risk. The Group determines the proportion of borrowings and finance leases issued at variable rates and fixed rates based on the market environment.
The Group’s finance department has been monitoring the level of interest rates. The increase in the interest rates will increase the interest costs of borrowings and finance leases issued at variable rates, which will further impact the performance of the Group. To hedge against the variability in the cash flows arising from a change in market interest rates, the Group has entered into certain interest rate swaps to swap variable rates into fixed rates. The interest rates and terms of repayment of borrowings made to the Group and interest rate swaps are disclosed in Notes 37 and 25 to the consolidated financial statements.
The following tables detail the interest rate profiles of the Group’s interest-bearing financial instruments at the reporting date:

	December 31, 2021	December 31, 2020
	RMB million	RMB million
Floating rate instruments
Cash and cash equivalents	12,950	7,651
Restricted bank deposits	12	12
Borrowings	(26,146)	(13,328)
Lease liabilities	(62,406)	(44,541)
Interest rate swaps at notional amount	3,154	4,504

	December 31, 2021	December 31, 2020
	RMB million	RMB million
Fixed rate instruments
Borrowings	(68,943)	(74,567)
Lease liabilities	(35,584)	(51,710)

The following table indicates the approximate change in the Group’s profit or loss and other comprehensive income, taking the interest rate swap into consideration, if interest rate had been 25 basis points higher with all other variables held constant:

	2021		2020
	Effect on profit or loss	Effect on other comprehensive income	Effect on profit or loss	Effect on other comprehensive income
	RMB million	RMB million	RMB million	RMB million
Floating rate instruments	(142)	6	(94)	8

(iii)	Fuel price risk
Jet fuel is a major component of the Group’s operating expenses and the Group’s results are significantly affected by the volatility in the price of jet fuel. For the year ended December 31, 2021, if fuel price had been 5% lower/higher with all other variables held constant, the Group’s fuel cost would have been RMB1,030 million lower/higher (2020: RMB692 million lower/higher).
The Group’s policy is to reduce fuel price risk by hedging a percentage of its expected fuel consumption. Fuel forward contracts are used to achieve the Group’s desired hedging position. An increase of 5 percent in the jet fuel price at the reporting date would have resulted in a change in other comprehensive income by the amounts shown below. It represents the change in fair value of fuel forward contracts at the reporting date. The analysis assumes that all other variables remain constant.

	2021	2020
	Effect on other comprehensive income	Effect on other comprehensive income
	RMB million	RMB million
Fuel forward contracts	—	62

(b)	Credit risk
The Group’s credit risk is primarily attributable to cash and cash equivalents, deposits and derivative financial instruments with banks and financial institutions, as well as credit exposures to sales agents.
A significant portion of the Group’s air tickets is sold by sales agents participating in the Billing and Settlements Plan (“BSP”), a clearing system between airlines and sales agents organised by the International Air Transportation Association. The balance due from BSP agents amounted to approximately RMB185 million as at December 31, 2021 (2020: approximately RMB165 million). The credit risk exposure to BSP agents and the remaining trade receivables are maintained by the Group on an on-going
basis and the allowance for impairment of doubtful debts is within management’s expectations.
The Group’s cash management policy is to deposit cash and cash equivalents mainly in state-owned banks and other reputable banks and financial institutions. The Group also deposits cash and cash equivalents in an associate financial institution owned by its holding company (Note 45(c)(iii)). Management does not expect any loss to arise from non-performance
by these banks and the financial institution.
Transactions in relation to derivative financial instruments are only carried out with reputable banks and financial institutions. The Group has policies that limit the amount of credit exposure to any bank and financial institution. Management does not expect any losses from non-performance
by these banks and financial institutions.

Maximum exposure and
year-end
staging
The tables below show the credit quality and the maximum exposure to credit risk based on the Group’s credit policy, which is mainly based on past due information unless other information is available without undue cost or effort, and year-end
staging classification as at December 31,
The amounts presented are gross carrying amounts for financial assets and the exposure to credit risk.

As at December 31, 2021	12-month ECLs	Lifetime ECLs
	Stage 1	Stage 2	Stage 3	Simplified approach	Total
	RMB million	RMB million	RMB million	RMB million	RMB million
Trade receivable*	—	—	40	934	974
Financial assets included in prepayments and other receivables
- Normal **	2,202	271	232	—	2,705
Restricted bank deposits
- Not yet past due	12	—	—	—	12
Cash and cash equivalents
- Not yet past due	12,950	—	—	—	12,950

As at December 31, 2020	12-month ECLs	Lifetime ECLs
	Stage 1	Stage 2	Stage 3	Simplified approach	Total
	RMB million	RMB million	RMB million	RMB million	RMB million
Trade receivable*	—	—	47	1,077	1,124
Financial assets included in prepayments and other receivables
- Normal **	2,067	274	111	—	2,452
Restricted bank deposits
- Not yet past due	12	—	—	—	12
Cash and cash equivalents
- Not yet past due	7,651	—	—	—	7,651

*	For trade receivables to which the Group applies the simplified approach for impairment, information based on the provision matrix is disclosed in notes 29 to the financial statements, respectively.
**
The credit quality of the financial assets included in prepayments and other receivables is considered to be “normal” when they are not past due and there is no information indicating that the financial assets had a significant increase in credit risk since initial recognition. Otherwise, the credit quality of the financial assets is considered to be “doubtful”.

Further quantitative data in respect of the Group’s exposure to credit risk arising from trade receivables are disclosed in note 29 to the financial statements.
Since the Group trades only with recognised and creditworthy third parties, there is no requirement for collateral. Concentrations of credit risk are managed by customer/counterparty, by geographical region and by industry sector. There are no significant concentrations of credit risk within the Group as the customer bases of the Group’s trade receivables are widely dispersed in different sectors and industries.

(c)	Liquidity risk
The Group’s primary cash requirements are for
day-to-day
operations, additions of and upgrades to aircraft, engines and flight equipment and repayments of related borrowings. The Group finances its working capital requirements through a combination of funds generated from operations and borrowings including bank loans, debentures and bonds (both short-term and long-term). The Group generally finances the acquisition of aircraft through leases or bank loans.
The table below analyses the Group’s financial liabilities that will be settled into relevant maturity groupings based on the remaining period at the reporting date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows.

	Less than 1 year	1 to 2 years	2 to 5 years	Over 5 years	Total
At December 31, 2021	RMB million	RMB million	RMB million	RMB million	RMB million

Borrowings	46,633	15,668	18,490	22,306	103,097
Derivative financial instruments	1	—	45	—	46
Lease liabilities	19,025	17,320	43,259	31,192	110,796
Trade, bills and other payables	15,939	—	—	—	15,939

Total	81,598	32,988	61,794	53,498	229,878

	Less than 1 year	1 to 2 years	2 to 5 years	Over 5 years	Total
At December 31, 2020	RMB million	RMB million	RMB million	RMB million	RMB million

Borrowings	58,989	6,946	19,126	7,779	92,840
Derivative financial instruments	3	7	132	—	142
Lease liabilities	17,443	16,009	40,241	37,319	111,012
Trade, bills and other payables	19,010	—	—	—	19,010

Total	95,445	22,962	59,499	45,098	223,004

(d)	Equity price risk
The Group is exposed to equity price risk arising from individual equity investments included in financial asset at fair value through profit or loss (Note 30) and equity investments designated at fair value through other comprehensive income (Note 24) as at December 31, 2021. The Group’s listed investments are listed on the Hong Kong and Shanghai stock exchanges and are valued at quoted market prices at the end of the reporting period.
The market equity indices for the following stock exchanges, at the close of business of the nearest trading day in the year to the end of the reporting period, and their respective highest and lowest points during the year were as follows:

	December 31, 2021	High/Low 2021	December 31, 2020	High/Low 2020
Hong Kong - Hang Seng Index	23,398	31,183/22,665	27,231	29,056/21,696
Shanghai - A Share Index	3,640	3,732/3,313	3,640	3,640/2,788

The following table demonstrates the sensitivity to every 10% change in the fair values of the equity investments, with all other variables held constant, based on their carrying amounts at the end of the reporting period. For the purpose of this analysis, for the equity investments at fair value through other comprehensive income, the impact is deemed to be on the fair value reserve as at December 31, 2021.

2021	Carrying amount of equity investment	Increase/ (decrease) in profit or loss		Increase/(decrease) in comprehensive income
	RMB million	RMB million		RMB million
Investments listed in:
Hong Kong — Equity investment designated at fair value through other comprehensive income	237	—		18/	(18)
Shanghai — Financial asset at fair value through profit or loss	84	6/	(6)	—
Unlisted investments at fair value:
— Equity investment designated at fair value through other comprehensive income	220	—		17/	(17)

2020	Carrying amount of equity investment	Increase/ (decrease) in profit or loss		Increase/(decrease) in comprehensive income
	RMB million	RMB million		RMB million
Investments listed in:
Hong Kong — Equity investment designated at fair value through other comprehensive income	457	—		34/	(34)
Shanghai — Financial asset at fair value through profit or loss	95	7/	(7)	—
Unlisted investments at fair value:
— Equity investment designated at fair value through other comprehensive income	538	—		40/	(40)

48.2	Capital management
The primary objectives of the Group’s capital management are to safeguard the Group’s ability to continue as a going concern and to maintain healthy capital ratios in order to support its business and maximise shareholders’ value.
The Group manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. To maintain or adjust the capital structure, the Group may adjust the dividend payment to shareholders, return capital to shareholders or issue new shares. The Group is not subject to any externally imposed capital requirements. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2021 and December 31, 2020.
The Group monitors capital on the basis of the debt ratio, which is calculated as total liabilities divided by total assets. The debt ratios as at the end of the reporting periods were as follows:

	December 31, 2021	December 31, 2020
	RMB million	RMB million
Total liabilities	231,638	225,496
Total assets	288,790	284,650

Debt ratio	80%	79%